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                                  ANNUAL REPORT
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                                 August 31, 2001
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                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.





                                     [LOGO]
                                 ---------------
                                V A L U E  L I N E

                                     No-Load

                                     Mutual

                                      Funds

Value Line U.S. Government Securities Fund, Inc.

                                                               To Our Value Line

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To Our Shareholders

The tragedy that struck our nation on September 11th is still very much on our minds. We wish to extend our condolences to the thousands of people whose lives were affected.

The implication of the terrorist attacks against all of us has heightened the uncertainty surrounding the outlook for our already fragile financial markets.

In times of uncertainty, a broadly diversified investment portfolio containing an allocation to bonds provides good balance and safety.

Your Fund returned 11.82% for the fiscal year ended August 31, 2001, which compares favorably to the 11.03% for the peer group, Lipper Intermediate U.S. Government Funds,(1) and the 11.48% return of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index,(2) a proxy for the Fund's government investment strategy.

The fiscal year was characterized by slowing economic growth, a low rate of inflation, and aggressive monetary accommodation by the Federal Reserve reducing short-term interest rates nine times beginning in January and culminating in October. In this time frame, the Fed Funds rate was lowered from 6.50% to 2.50%.

Meanwhile, bond prices rose as interest rates fell. The benchmark ten-year Treasury note's yield declined from 5.90% to 4.75% over the period. Bond prices also benefited from the weak stock market that fostered asset allocation shifts from equities to bonds.

Your Fund benefited from the improving bond market performance during the fiscal year. The Fund enjoyed price gains that augmented interest income and produced the strong total returns noted above.

Your Fund's long-term strategy is to generate high income consistent with safety of principal by investing primarily in U.S. Government securities, representing the highest level of safety. Additionally, we control risk by limiting the portfolio's average maturity to a maximum of 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the fund from the dramatic swings in value caused by gyrating interest rates and produce more stable and consistent performance.

We continue to emphasize an intermediate-term maturity structure in our bond selection to provide competitive performance going forward. We appreciate your continued support.

                                                      Sincerely,

                                                      /s/ Jean Bernhard Buttner

                                                      Jean Bernhard Buttner
                                                      Chairman and President

October 3, 2001

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(1)  Lipper Intermediate U.S. Government Funds -- Funds that invest at least 65%
     of fund assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. An investment cannot be made in a Peer Group Average.

(2) The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

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2

                            The Value Line U.S. Government Securities Fund, Inc.

U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy, which has decelerated markedly over the past year, now appears, in the wake of the recent terrorist attacks on the United States, to be in a recession that probably will last through at least year-end. Thereafter, if the lingering terrorist threat is resolved successfully we would expect the succession of interest rate cuts that have been effected by the Federal Reserve this year, the stimulative measures likely to now be put into effect by the government, and some projected inventory building to combine to set into motion a modest business recovery over the course of 2002.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the declining level of U.S. business activity. To be sure, as the economy improves, some modest increase in pricing pressure may evolve over the next year. But absent a more vigorous business recovery than we now expect, inflation should remain muted over the next six to 12 months, at least.

Finally, the Federal Reserve, which has been most supportive with nine interest rate reductions thus far this year (with the most recent cut in rates coming on October 2nd), may possibly again come to the aid of the economy with another rate reduction later this year, as the nation's central bank strives to prevent a more serious domestic recession.


Performance Data:*

                             Growth of
                             an Assumed        Average
                           Investment of        Annual
                              $10,000       Total Return
                           -------------    ------------
 1 year ended 6/30/01         $11,127          11.27%
 5 years ended 6/30/01        $13,938           6.87%
10 years ended 6/30/01        $18,460           6.32%

* The average annual total returns for the one, five and ten year periods ended August 31, 2001, were 11.82%, 7.41% and 6.24%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

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                                                                               3

The Value Line U.S. Government Securities Fund, Inc.

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The following graph compares the  performance of the Value Line U.S.  Government
Securities Fund, Inc. to that of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are not managed. The comparison is shown for illustrative purposes only.

         Comparison of a Change in Value of a $10,000 Investment in the
               Value Line U.S. Government Securities Fund, Inc.,
                   the Lehman Brothers Aggregate Bond Index*,
        and the Lehman Brothers Intermediate U.S. Government Bond Index*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


            Value Line           Lehman Brothers    Lehman Brothers Intermediate
         U.S. Government            Aggregate             U.S. Government
       Securities Fund, Inc.        Bond Index               Bond Index
9/91         10000                    10000                    10000
11/91        10392                    10411                    10407
2/92         10630                    10643                    10590
5/92         10819                    10861                    10802
8/92         11311                    11348                    11282
11/92        11274                    11333                    11254
2/93         11804                    11940                    11782
5/93         12014                    12088                    11885
8/93         12564                    12594                    12261
11/93        12535                    12568                    12279
2/94         12553                    12584                    12281
5/94         11531                    12174                    12032
8/94         11575                    12404                    12228
11/94        11193                    12183                    12075
2/95         11657                    12808                    12549
5/95         12242                    13572                    13125
8/95         12428                    13805                    13323
11/95        12751                    14333                    13725
2/96         12806                    14376                    13830
5/96         12668                    14167                    13719
8/96         12809                    14372                    13918
11/96        13513                    15203                    14502
2/97         13454                    15145                    14502
5/97         13573                    15345                    14696
8/97         13962                    15810                    15037
11/97        14511                    16351                    15412
2/98         14745                    16715                    15723
5/98         14956                    17020                    15957
8/98         15398                    17481                    16431
11/98        15667                    17896                    16790
2/99         15515                    17763                    16699
5/99         15527                    17762                    16752
8/99         15373                    17620                    16802
11/99        15615                    17889                    16991
2/00         15585                    17959                    17021
5/00         15657                    18135                    17254
8/00         16376                    18951                    17842
11/00        16932                    19510                    18387
2/1/2001     17752                    20373                    19135
5/1/2001     17774                    20514                    19292
8/1/2001     18313                    21292                    19890

                             From 9/1/91 to 8/31/01.

* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage backed bonds. The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturity (1-10 year) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Indices do not reflect expenses which are deducted from the Fund's returns.

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4

                            The Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2001
--------------------------------------------------------------------------------

   Principal                                                                Maturity
    Amount                                                          Rate      Date          Value
----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (9.6%)
$ 13,000,000   U.S. Treasury Notes                                  7.00%   07/15/06    $ 14,435,590
------------                                                                            ------------
  13,000,000   TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,077,830)                         14,435,590
------------                                                                            ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (74.9%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (44.0%)
   6,900,178   Federal National Mortgage Association Pool #313031   6.85     7/01/03       7,005,837
  10,000,000   Federal National Mortgage Association                5.25     6/15/06      10,111,930
   7,953,107   Federal National Mortgage Association Pool #313032   7.04     7/01/06       8,447,691
   5,000,000   Federal National Mortgage Association                6.63    10/15/07       5,379,325
  10,085,825   Federal National Mortgage Association Pool #375667   6.02     2/01/08      10,344,274
  10,000,000   Federal National Mortgage Association Pool #380188   6.45     4/01/08      10,271,900
   7,282,600   Federal National Mortgage Association Pool #412682   6.00     3/01/28       7,208,654
   3,833,653   Federal National Mortgage Association Pool #424691   6.50     4/01/28       3,871,461
   3,537,391   Federal National Mortgage Association Pool #425239   6.50     4/01/28       3,572,278
------------                                                                            ------------
  64,592,754   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
------------        (Cost $64,637,864)                                                    66,213,350
                                                                                        ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (20.1%)
  10,000,000   Federal Home Loan Mortgage Corporation               5.50X    7/15/06      10,213,200
   5,000,000   Federal Home Loan Mortgage Corporation               5.75X    4/15/08       5,134,455
  15,000,000   Federal Home Loan Mortgage Corporation               5.88X    3/21/11      14,979,840
------------                                                                            ------------
  30,000,000   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
------------        (Cost $29,786,173)                                                    30,327,495
                                                                                        ------------
               FEDERAL HOME LOAN BANK (6.8%)
  10,000,000   Federal Home Loan Bank                               5.38X    5/15/06      10,162,400
------------                                                                            ------------
  10,000,000   TOTAL FEDERAL HOME BANK (Cost $10,114,500)                                 10,162,400
------------                                                                            ------------
               PRIVATE EXPORT FUNDING CORPORATION
                    SECURITIES (4.0%)
   5,000,000   Private Export Funding Corporation Series "J"        7.65x    5/15/06       5,557,300
     500,000   Private Export Funding Corporation Series "L"        5.75x    1/15/08         514,122
------------                                                                            ------------
   5,500,000   TOTAL PRIVATE EXPORT FUNDING CORPORATION
------------        SECURITIES (Cost $5,500,000)                                           6,071,422
                                                                                        ------------
 110,092,754   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------        (Cost $110,038,537)                                                  112,774,667
                                                                                        ------------
 123,092,754   TOTAL INVESTMENT SECURITIES (84.5%)
------------        (Cost $124,116,367)                                                  127,210,257
                                                                                        ------------

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                                                                               5

The Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 2001
--------------------------------------------------------------------------------

Principal
 Amount                                                                               Value
--------                                                                              -----

REPURCHASE AGREEMENTS (14.4%) (including accrued interest)
$ 7,700,000   Collateralized by $6,920,000 U.S. Treasury Notes 7.875%,
                due 11/15/04, with a value of $7,850,862 (with State Street
                Bank and Trust Company, 3.62%, dated 8/31/01, due 9/04/01, delivery value $7,703,097) ....................................  $  7,700,774
  7,000,000   Collateralized by $5,753,000 U.S. Treasury Bonds 7.50%,
                due 11/15/16, with a value of $7,152,480 (with UBS Warburg LLC,
                3.58%, dated 8/31/01, due 9/04/01, delivery value $7,002,784) .     7,000,696
  7,000,000   Collateralized by $5,280,000 U.S. Treasury Bonds 12.75%,
------------
                due 11/15/10, with a value of $7,142,832 (with Morgan Stanley
                Dean Witter & Co., 3.60%, dated 8/31/01, due 9/04/01,
                delivery value $7,002,800) ....................................     7,000,700
                                                                                 ------------
 21,700,000   TOTAL REPURCHASE AGREEMENTS (14.4%)
------------    (Cost $21,702,170) ............................................    21,702,170
              CASH AND OTHER ASSETS IN
                EXCESS OF LIABILITIES (1.1%) ..................................     1,680,586
                                                                                 ------------
              NET ASSETS (100.0%) .............................................  $150,593,013
                                                                                 ============
              NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                PER OUTSTANDING SHARE ($150,593,013 / 13,083,794
                shares of capital stock outstanding) ..........................  $      11.51
                                                                                 ============



See Notes to Financial Statements.

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6

                            The Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 2001
--------------------------------------------------------------------------------
Assets:
Investment securities at value
  (Cost-- $124,116,367) ......................................... $ 127,210,257
Repurchase agreements
  (Cost-- $21,702,170) ..........................................    21,702,170
Cash ............................................................       136,958
Interest receivable .............................................     1,686,135
Receivable for capital shares sold . ............................        54,472
                                                                  -------------
    Total Assets ................................................   150,789,992
                                                                  -------------
Liabilities:
Payable for capital shares repurchased ..........................        22,975
Accrued expenses:
  Advisory fee ..................................................        62,694
  Service & distribution plan fee .. ............................        31,347
  Other .........................................................        79,963
                                                                  -------------
    Total Liabilities ...........................................       196,979
                                                                  -------------
Net Assets ...................................................... $ 150,593,013
                                                                  =============
Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 13,083,794 shares) ................................ $  13,083,794
Additional paid-in capital ......................................   182,158,235
Undistributed net investment income .............................     1,213,411
Accumulated net realized loss
  on investments ................................................   (48,956,317)
Net unrealized appreciation
  of investments ................................................     3,093,890
                                                                  -------------
Net Assets ...................................................... $ 150,593,013
                                                                  =============
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($150,593,013 / 13,083,794
  shares outstanding) ........................................... $       11.51
                                                                  =============


Statement of Operations
for the Year Ended August 31, 2001
--------------------------------------------------------------------------------
Investment Income:
Interest income .................................................  $  8,731,917
                                                                   ------------
Expenses:
Advisory fee ....................................................       716,910
Service & distribution plan fees ................................       358,455
Transfer agent fees .............................................        75,493
Printing ........................................................        38,740
Auditing and legal fees .........................................        38,496
Custodian fees ..................................................        24,460
Directors' fees and expenses ....................................        22,044
Registration and filing fees ....................................        20,714
Postage .........................................................        17,176
Telephone, insurance, dues and other ............................         5,806
                                                                   ------------
    Total Expenses Before
      Custody Credits ...........................................     1,318,294
    Less: Custody Credits .......................................        (2,256)
                                                                   ------------
    Net Expenses ................................................     1,316,038
                                                                   ------------
Net Investment Income ...........................................     7,415,879
                                                                   ------------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain .............................................     3,164,703
  Change in Net Unrealized
    Appreciation (Depreciation) .................................     5,441,235
                                                                   ------------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  (Depreciation) on Investments .................................     8,605,938
                                                                   ------------
Net Increase in Net Assets
  from Operations ...............................................  $ 16,021,817
                                                                   ============


See Notes to Financial Statements.

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                                                                               7

The Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended August 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                                 Year Ended       Year Ended
                                                                  August 31,       August 31,
                                                                    2001             2000
                                                                ------------------------------
Operations:
  Net investment income ....................................... $   7,415,879    $   8,906,520
  Net realized gain (loss) on investments .....................     3,164,703       (2,843,907)
  Change in net unrealized appreciation (depreciation) ........     5,441,235        3,336,412
                                                                ------------------------------
  Net increase in net assets from operations ..................    16,021,817        9,399,025
                                                                ------------------------------

Dividends to Shareholders:
  Net investment income .......................................    (7,831,450)      (8,917,356)
                                                                ------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ................................    31,029,806       13,933,468
  Proceeds from reinvestment of distributions to shareholders .     6,441,195        7,227,428
  Cost of shares repurchased ..................................   (35,476,109)     (48,465,333)
                                                                ------------------------------
  Net increase (decrease) from capital share transactions .....     1,994,892      (27,304,437)
                                                                ------------------------------

Total Increase (Decrease) in Net Assets .......................    10,185,259      (26,822,768)

Net Assets:
  Beginning of year ...........................................   140,407,754      167,230,522
                                                                ------------------------------
  End of year ................................................. $ 150,593,013    $ 140,407,754
                                                                ==============================

Undistributed Net Investment Income, at end of year ........... $   1,213,411    $   1,628,982
                                                                ==============================


See Notes to Financial Statements.

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8

                            The Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2001
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's, U.S. Treasury and U.S. Government Agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

--------------------------------------------------------------------------------
                                                                               9

The Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 2001
--------------------------------------------------------------------------------

(D) Security Transactions and Related Income.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned.

(E) Amortization. In computing net investment income, the Fund amortizes discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. The Fund amortizes such premiums on interest-only securities using the yield-to-maturity method. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $227,569. Additionally, had this principle been in effect during the fiscal year ended August 31, 2001 the Fund estimates that net investment income would have decreased by approximately 2(cent) per share, and realized and unrealized gain per share would have increased by the same amount.

2. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                              Year          Year
                                             Ended         Ended
                                           August 31,    August 31,
                                              2001          2000
                                           -----------------------
Shares sold ............................   2,763,020     1,299,064
Shares issued to shareholders in
  reinvestment of dividends ............     577,509       677,261
                                           -----------------------
                                           3,340,529     1,976,325
Shares repurchased .....................  (3,169,215)   (4,531,756)
                                           -----------------------
Net increase (decrease) ................     171,314    (2,555,431)
                                          ========================
Dividends per share ....................  $    .6125    $      .62
                                          ========================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 20, 2001 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.135 per share payable on September 26, 2001 to shareholders of record on September 24, 2001.

--------------------------------------------------------------------------------
10

                            The Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 2001
--------------------------------------------------------------------------------

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                     Year Ended
                                   August 31, 2001
                                   ---------------
PURCHASES:
U.S. Treasury Obligations .......   $ 63,288,939
U.S. Government Agency
  Obligations and Other
  Investment Securities .........    117,314,645
                                    ------------
                                    $180,603,584
                                    ============
SALES AND REDEMPTIONS:
U.S. Treasury Obligations .......   $ 65,509,184
U.S. Government Agency
  Obligations and Other
  Investment Securities .........    131,904,745
                                    ------------
                                    $197,413,929
                                    ============

At August 31, 2001, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $145,818,537. The aggregate appreciation and depreciation of investments at August 31, 2001, based on a comparison of investment values and their costs for federal income tax purposes, was $3,093,890 and $0 respectively, resulting in a net appreciation of $3,093,890.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 2001 of approximately $48,956,317 of which approximately $35,018,381 will expire in 2003, $8,976,510 will expire in 2004, $2,829,335 will expire in 2005 and $2,132,091 will expire in 2008.

4. Investment Advisory Contract, Management Fees and Transactions With Affiliates An advisory fee of $716,910 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the year ended August 31, 2001. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $358,455 were paid or payable to the Distributor under this Plan for the year ended August 31, 2001.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2001 owned 181,297 shares of the Fund's capital stock, representing 1.39% of the outstanding shares. In addition, officers and directors owned 863 shares of capital stock, representing less than 1% of the outstanding shares.

--------------------------------------------------------------------------------
                                                                              11

The Value Line U.S. Government Securities Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                        Years Ended August 31,
                                              ----------------------------------------------------------------------------
                                                  2001           2000            1999             1998              1997
                                              ----------------------------------------------------------------------------
Net asset value, beginning of year            $  10.87        $   10.81        $   11.44        $   11.04        $   10.85
                                              ----------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income                          .58              .64              .61              .69              .74
    Net gains or losses on securities
      (both realized and unrealized)               .67              .04             (.62)             .41              .21
                                              ----------------------------------------------------------------------------
    Total income (loss) from
      investment operations                       1.25              .68             (.01)            1.10              .95
                                              ----------------------------------------------------------------------------

  Less distributions:
    Dividends from net investment income          (.61)            (.62)            (.62)            (.70)            (.76)
    Distributions from capital gains                --               --               --               --               --
                                              ----------------------------------------------------------------------------
    Total distributions                           (.61)            (.62)            (.62)            (.70)            (.76)
                                              ----------------------------------------------------------------------------
Net asset value, end of year                  $  11.51        $   10.87        $   10.81        $   11.44        $   11.04
                                              ============================================================================
Total return                                     11.82%            6.53%          -0.17%            10.28%            9.01%
                                              ============================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands)        $150,593        $ 140,408        $ 167,231        $ 185,294        $ 185,004
Ratio of operating expenses to
  average net assets                               .92%(2)          .73%(2)          .67%(2)          .66%(1)          .65%(1)
Ratio of net investment income to
  average net assets                              5.17%            5.82%            5.40%            6.07%            6.52%
Portfolio turnover rate                            140%              49%             125%             159%             255%


(1)  Before offset of custody credits.

(2) Ratios reflect expenses grossed up for custody credit arrangement. The ratios of expenses to average net assets net of custody credits would not have changed for the years ended August 31, 2001 and August 31, 2000 and would have been 0.66% for the year ended August 31, 1999.









See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                Value Line U.S. Government Securities Fund, Inc.


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the Unites States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

October 16, 2001


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                                                                              13
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Value Line U.S. Government Securities Fund, Inc.

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                                Value Line U.S. Government Securities Fund, Inc.

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                                                                              15

Value Line U.S. Government Securities Fund, Inc.



                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950-- The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 -- Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979 -- The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- Value Line Centurion Fund* seeks long-term growth of capital.

1984 -- The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986-- Value Line Aggressive Income Trust seeks to maximize current income.

1987 -- Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Bruce H. Alston
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #519532